UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 3, 2015

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ENTROPIC COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-33844	33-0947630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6350 Sequence Drive
San Diego, CA 92121
(Address of Principal Executive Offices and Zip Code)

(858) 768-3600
(Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
On February 3, 2015, Entropic Communications, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with MaxLinear, Inc., a Delaware corporation (“MaxLinear”), in a combined stock and cash transaction valued at $287 million (the “Merger”). In connection with the Merger, all of the issued and outstanding shares of Common Stock of the Company, par value $0.001 per share, will be cancelled and converted into the right to receive consideration per share consisting of (i) an amount in cash equal to $1.20 plus (ii) 0.2200 of a share of MaxLinear’s Class A Common Stock, par value $0.0001 per share (the “Stock Consideration”) plus (iii) any cash payable in lieu of fractional shares of MaxLinear’s Class A Common Stock otherwise issuable as Stock Consideration. The Merger is intended to qualify as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.
The completion of the Merger is subject to the satisfaction or waiver of a number of closing conditions, including, among others, adoption of the Merger Agreement by the holders of a majority of the Company’s outstanding Common Stock, and the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
A joint press release issued by the Company and MaxLinear announcing the Merger Agreement was issued on February 3, 2015 and is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Where You Can Find Additional Information
In connection with the Company’s pending acquisition by MaxLinear, MaxLinear will file a registration statement on Form S-4 containing a joint proxy statement/prospectus of the Company and MaxLinear and other documents concerning the proposed Merger with the Securities and Exchange Commission (the “SEC”). THE COMPANY URGES INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, MAXLINEAR AND THE PROPOSED MERGER. Investors may obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed by the Company and MaxLinear with the SEC at the SEC’s website at www.sec.gov. Free copies of the joint proxy statement/prospectus (when available) and the Company’s other SEC filings are also available on the Company’s website at http://www.entropic.com/.
The Company, MaxLinear and their respective directors, executive officers, certain members of management and certain employees may be deemed, under SEC rules, to be participants in the solicitation of proxies with respect to the proposed Merger. Information regarding the Company’s officers and directors is included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 3, 2014 with respect to its 2014 Annual Meeting of Stockholders. This document is available free of charge at the SEC’s website at www.sec.gov or by going to the Company’s Investors page on its corporate website at http://www.entropic.com/. Information regarding MaxLinear’s officers and directors is included in MaxLinear’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 17, 2014 with respect to its 2014 Annual Meeting of Stockholders. This document is available free of charge at the SEC’s website at www.sec.gov or by going to MaxLinear’s Investors page on its corporate website at www.MaxLinear.com. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed Merger, and a description of their direct and indirect interests in the proposed Merger, which may differ from the interests of the Company’s stockholders or MaxLinear’s stockholders generally, will be set forth in the joint proxy statement/prospectus when it is filed with the SEC.

Item 2.02.    Results of Operations and Financial Condition.
On February 3, 2015, the Company issued a press release announcing, among other things, its financial results for the fourth quarter and fiscal year ended December 31, 2014. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K. The information in this Item 2.02 and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, whether filed before or after the date hereof, and regardless of any general incorporation language in any such filing.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Number    Description
99.1    Press Release of Entropic Communications, Inc. and MaxLinear, Inc. dated February 3, 2015.
99.2    Press Release of Entropic Communications, Inc. dated February 3, 2015.

Cautionary Statement Regarding Forward-Looking Statements
Statements contained in this Current Report on Form 8-K that relate to future results and events may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking information, and are based on the current expectations, estimates, forecasts and projections of the Company and MaxLinear. There can be no assurances that the Merger will be consummated. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: economic, business, competitive, and/or regulatory factors affecting the businesses of the Company and MaxLinear generally, including those set forth in the filings of the Company and MaxLinear with the SEC, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, their Current Reports on Form 8-K and other SEC filings. These forward-looking statements speak only as of the date hereof. The Company and MaxLinear undertake no obligation to publicly release the results of any revisions or updates to these forward-looking statements that may be made to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

ENTROPIC COMMUNICATIONS, INC.

Dated:	February 3, 2014	By:	/s/ Lance W. Bridges
Lance W. Bridges, Esq. Senior Vice President and General Counsel

EXHIBIT INDEX

Number	Description
99.1	Press Release of Entropic Communications, Inc. and MaxLinear, Inc. dated February 3, 2015.
99.2	Press Release of Entropic Communications, Inc. dated February 3, 2015.